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                        MINUTES OF THE BOARD OF DIRECTORS
                                       OF
                           SPORTSSTAR MARKETING, INC.
                            (A COLORADO CORPORATION)

                         AMENDMENT TO LICENSE AGREEMENT
                   DATED JUNE 20, 1997 BETWEEN NCRA, INC. AND
                           SPORTSSTAR MARKETING, INC.




The parties to said Licensing Agreement hereby agree to amend paragraph 3, to change the down payment from $150,000 to $210,000, plus an additional $100,000 upon raising at least another $500,000 of capital for SportsStar Marketing, Inc.




                               /s/ Janice A. Jones                 June 30, 1997
                       ------------------------------------        -------------
                       Dr. Janice A. Jones                         Date
                       Chair of the Board


                               /s/ William Kroske                  June 30, 1997
                       ------------------------------------        -------------
                       Dr. William Kroske                          Date
                       Member of the Board